UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014 (July 29, 2014)

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2014, the Board of Directors of SLM Corporation (the “Company”), effective immediately, adopted and approved Amended and Restated Bylaws. The Amended and Restated Bylaws of the Company reflect amendments to Article II, Section 5, and Article III, Section 2, to remove provisions relating to cumulative voting in the election of directors.

A copy of the Amended and Restated Bylaws, as adopted and approved on July 29, 2014, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Bylaws of SLM Corporation, effective July 29, 2014

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: July 31, 2014	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Amended and Restated Bylaws of SLM Corporation, effective July 29, 2014

*	Filed herewith.